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                                                                 Exhibit 10.1



                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of January 8, 2003, by and between SEEC, Inc., a Pennsylvania corporation (the "Company"), and KPCB Holdings, Inc., a Delaware corporation (the "Investor"). Certain capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in Section 1 hereof.

         THE PARTIES HEREBY AGREE AS FOLLOWS:

                                   SECTION 1:
                                   Definitions

         "Action or Proceeding" shall mean any action, suit, litigation, proceeding, mediation, arbitration or investigation or audit by any Person.

         "Affiliate" shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act; provided, however, that for purposes hereof, the Investor and its Affiliates, on the one hand, and the Company and its Affiliates, on the other, shall not be deemed to be Affiliates of one another.

         "Ancillary Agreements" shall mean (i) that certain Consent and Agreement of even date herewith, by and among the Company, the Investor, Sherwood and Asera, and (ii) that certain Consulting Agreement of even date herewith, by and between the Company and the Investor.

         "Agreement" shall have the meaning ascribed to it in the forepart of this Agreement.

         "Appointment Time" shall mean the time any director is appointed or elected to the Company's board of directors pursuant to Section 7.4.

         "Asera Acquisition" shall mean the acquisition by the Company of substantially all of the assets of Asera, Inc. ("Asera") pursuant to that certain Asset Purchase Agreement of even date herewith, by and between Sherwood Partners, Inc. ("Sherwood") and the Company.

         "Asera Financial Statements" shall mean the audited financial statements for Asera (prepared in the manner and for the periods specified in Regulation S-X, Article 3) and pro forma financial information relating to Asera (prepared in the manner specified in Regulation S-X, Article 11) required to be included in a Form 8-K which the Company must file with the SEC following the Asera Acquisition.

         "Associate" shall have the meaning set forth in Rule 12b-2 of the Exchange Act.

         "Balance Sheet" shall mean the most recent unaudited consolidated balance sheet of the Company and its Subsidiaries included in the Financial Statements.

         "Balance Sheet Date" shall mean September 30, 2002, the date of the Balance Sheet.


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         "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks in The City of New York are (or are permitted or required by law, rule, regulation, order or state of emergency to be) closed.

         "Closing" shall mean the closing referred to in Section 2.1(b).

         "Closing Date" shall have the meaning ascribed to it in Section 2.1(b).

         "Common Shares" shall have the meaning ascribed to it in Section
2.1(a).

         "Common Stock" shall mean shares of common stock, par value $0.01 per share, of the Company.

         "Company" shall have the meaning ascribed to it in the forepart of this Agreement.

         "Company Agreement" shall mean any note, bond, mortgage, indenture, lease, license, contract, agreement, arrangement, or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound.

         "Company Benefit Plan" shall mean any employee benefit fund, plan, program, arrangement or contract (including any "pension" plan, fund or program, as defined in Section 3(2) of ERISA, and any "employee benefit plan", as defined in Section 3(3) of ERISA and any plan, program, arrangement or contract providing for severance; medical, dental or vision benefits; life insurance or death benefits; disability benefits, sick pay or other wage replacement; vacation, holiday or sabbatical; pension or profit-sharing benefits; stock options or other equity compensation; bonus or incentive pay or other material fringe benefits), whether written or not, of the Company.

         "Company ESPP" shall mean the Company's 1998 Employee Stock Purchase Plan.

         "Company Intellectual Property" shall mean all Intellectual Property owned by the Company or any of its Subsidiaries as of the date hereof.

         "Company Material Adverse Effect" shall mean any circumstance affecting, change in, or effect on the Company and its Subsidiaries that is, or imminently shall be, materially adverse to the business, properties, assets, liabilities (absolute, accrued, or contingent), operations, or results of operation of the Company and its Subsidiaries, taking the Company together with its Subsidiaries as a whole; provided, however, that none of the following shall be deemed, in themselves, either alone or in combination, to constitute a Company Material Adverse Effect, and none of the following shall be taken into account in determining whether there has been or shall be a Company Material Adverse Effect: (a) any change in the market price or trading volume of the Common Stock after the date hereof; (b) any adverse circumstance, change or effect resulting directly from conditions affecting the industries in which the Company participates in their entirety, the U.S. economy as a whole, or foreign economies as a whole in any countries where the Company or any of its Subsidiaries has material operations; (c) any adverse circumstance, change or effect resulting directly from the announcement or pendency of this Agreement or the Closing (including any termination or breach of supplier, distributor, partner or similar relationships); or (d) any adverse circumstance, change or effect resulting directly from the taking of any action by the Company which this Agreement requires the Company to take.

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         "Company Option" shall mean any right or option to purchase shares of
Common Stock which is granted by the Company's board of directors and is outstanding as of the date hereof.

         "Company SEC Documents" shall mean each form, report, schedule, statement and other document filed or required to be filed by the Company since April 1, 2001 through the date hereof under the Exchange Act or the Securities Act, including any filed amendment to such document, whether or not such amendment is required to be so filed.

         "Company 1994 Plan" shall mean the SEEC, Inc. 1994 Stock Option Plan.

         "Company 1997 Plan" shall mean the SEEC, Inc. 1997 Stock Option Plan.

         "Company 2000 Plan" shall mean the SEEC, Inc. 2000 Non-Employee Directors Plan.

         "DGCL" shall mean the General Corporation Law of the State of Delaware.

         "Effectiveness Termination Date" shall have the meaning ascribed to it in Section 7.1(a).

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC promulgated thereunder.

         "Financial Statements" shall mean each of the audited consolidated financial statements and unaudited condensed consolidated interim financial statements of the Company (including any related notes and schedules) included (or incorporated by reference) in the Company SEC Documents.

         "GAAP" shall mean United States generally accepted accounting principles.

         "Governmental Entity" shall mean a court, arbitral tribunal, Regulatory Authority, administrative agency, commission or other governmental or other regulatory authority or agency, or any Person exercising the authority of any of the foregoing.

         "Indemnified Party" shall have the meaning ascribed to it in Section 7.1(e)(iii).

         "Indemnifying Party" shall have the meaning ascribed to it in Section 7.1(e)(iii).

         "Intellectual Property" shall mean all of the following: (i) U.S. and foreign registered and unregistered trademarks, trade dress, service marks, logos, trade names, corporate names and all registrations and applications to register the same; (ii) issued U.S. and foreign patents and pending patent applications, patent disclosures, and any and all divisions, continuations, continuations-in-part, reissues, reexaminations, and extension thereof, any counterparts claiming priority therefrom, utility models, patents of importation/confirmation, certificates of invention and like statutory rights;
(iii) U.S. and foreign registered and unregistered copyrights (including those in computer software and databases), moral rights, rights of publicity and all registrations and applications to register the same; and (iv) all trade




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secrets; and, to the extent actually protected as a trade secret under the law, computer software, databases, other confidential information, technology, know-how, proprietary processes, formulae, algorithms, models, user interfaces, customer lists, inventions, discoveries, concepts, ideas, techniques, methods, source codes, object codes, methodologies and, with respect to all of the foregoing, related confidential data or information.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Investor Counsel" shall have the meaning ascribed to it in Section 7.1(d)(i).

         "Investor" shall have the meaning ascribed to it in the forepart of the Agreement.

         "Investor's Agents" shall have the meaning ascribed to it in Section 7.1(e)(i).

         "Investor Indemnitees" shall have the meaning set forth in Section 7.8.

         "IRS" shall mean the United States Internal Revenue Service and any successor agency performing similar functions under the Internal Revenue Code.

         "KPCB Designees" shall have the meaning ascribed to it in Section 7.4

         "Licenses" shall mean all licenses and agreements pursuant to which the Company has acquired rights in or to any Intellectual Property or licenses and agreements pursuant to which the Company has licensed or transferred rights to use any of the foregoing.

         "NASD Rules" shall mean the rules, regulations policies adopted by the National Association of Securities Dealers, Inc. concerning Nasdaq listed companies.

         "Nasdaq" shall mean the Nasdaq Stock Market.

         "PBCL" shall mean the Pennsylvania Business Corporation Law.

         "Person" shall mean any natural person, corporation, limited liability company, partnership (general or limited), business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Entity or other entity or organization.

         "Purchase Price" shall have the meaning ascribed to it in Section
2.1(a).

         "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 7.1(a) hereof including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of one counsel for the Company and reasonable fees and disbursements of Investor Counsel, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and Selling Expenses).

         "Registrable Securities" shall mean the Common Shares and any other shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or

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other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, any Common Shares.

         "Registration Statement" shall mean a registration statement on Form S-3 under the Securities Act or any registration form under the Securities Act subsequently adopted by the SEC which similarly permits the inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC, including the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statements, and/or as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered thereby; provided, however, that the term "Registration Statement" shall refer to any other registration form under the Securities Act available to the Company including, without limitation, a Form S-1 (or any successor form thereto) if the Company is not eligible to register securities on Form S-3 or such similar registration form, unless such ineligibility is caused solely by the Company's failure to file, within the time periods required by such form, a Form 8-K containing the Asera Financial Statements.

         "SEC" shall mean the U.S. Securities and Exchange Commission (or any successor thereto).

         "SEC Rule 144" shall have the meaning ascribed to it in Section 7.2.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the applicable rules and regulations of the SEC promulgated thereunder.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to a sale of the Registrable Securities.

         "Standstill Termination Date" shall mean the earlier to occur of (i) the consummation of the Bridge Conversion (as such term is defined in the Ancillary Agreements), or (ii) August 15, 2003.

         "Subsidiary" shall mean, with respect to any Person, any corporation or other organization, whether incorporated or unincorporated, of which (i) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is, directly or indirectly, owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or (ii) such Person or any other Subsidiary of such Person is a general partner or managing member (excluding any such partnership or limited liability company where such Person or any Subsidiary of such Person does not have a majority of the voting interest in such partnership or limited liability company).

         "Suspension" shall have the meaning set forth in Section 7.1(b)(ii).

         "Tax" and "Taxes" shall mean all taxes, charges, fees, duties, levies, penalties or other assessments imposed by any federal, state, local or foreign governmental authority, including income, gross receipts, excise, property, sales, gain, use, license, custom duty, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, minimum estimated, and other taxes, and shall include interest, penalties or additions attributable thereto.


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         "Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

         "Transactions" shall mean the transactions contemplated by this Agreement.

                                   SECTION 2:
                     Purchase and Sale of the Common Shares

         2.1 Purchase and Sale of the Common Shares at the Closing.

                  (a) Subject to the terms and conditions hereof, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing 1,205,354 shares of Common Stock at a per share purchase price of $1.08 (the "Purchase Price") (such shares of Common Stock so purchased, the "Common Shares"). The number of Common Shares to be purchased by the Investor at the Closing pursuant to this Section 2.1(a), and the Purchase Price applicable to such Common Shares, shall be proportionately adjusted for any subdivision or combination of Common Stock on or prior to the Closing Date (by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise).

                  (b) The closing of the purchase and sale of the Common Shares pursuant to this Agreement (the "Closing") shall take place at 10:00 a.m. (EST) at the offices of Cohen & Grigsby, P.C., 11 Stanwix Street, 15th Floor, Pittsburgh, PA 15222 on the date hereof (the "Closing Date") or at such other time and place as may be agreed to by the Company and the Investor.

                  (c) At the Closing, subject to the terms and conditions hereof, the Company shall deliver to the Investor a certificate representing the Common Shares purchased by the Investor from the Company, dated as of the Closing Date, against payment of the full amount of the aggregate Purchase Price by wire transfer of immediately available funds to the Company's bank account, and the Company shall register the issuance and ownership of the Common Shares so purchased in the shareholders' registry and books of the Company.

         2.2 Legends; Stop Transfer Orders.

                  (a) All certificates representing the Common Shares shall bear the following legends:

                           (i) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE
BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. SEEC, INC. MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT TO BE PROVIDED PRIOR TO SUCH SALE, TRANSFER, PLEDGE OR HYPOTHECATION THAT A PROPOSED SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT."

                           (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE
SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH, AND SUBJECT TO THE TERMS AND CONDITIONS OF, THAT CERTAIN COMMON STOCK PURCHASE AGREEMENT DATED JANUARY 8, 2003, BY AND BETWEEN SEEC, INC. AND KPCB HOLDINGS, INC."

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                           (iii) Any legend required by the blue sky or
securities laws of any state or jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended.

                  (b) The certificates representing the Common Shares shall be subject to a stop transfer order with the Company's transfer agent that restricts the transfer of such shares except in compliance herewith.

                                   SECTION 3:
                  Representations and Warranties of the Company

         The Company represents and warrants to the Investor that:

         3.1 Organization; Qualification. Each of the Company and its Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (b) has all requisite corporate power and authority to carry on its business as it is now being conducted and to own the properties and assets it now owns; and (c) is duly qualified or licensed to do business as a foreign corporation in good standing in every jurisdiction in which such qualification is required except where failure to be so qualified or licensed or in good standing would not reasonably be expected to have a Company Material Adverse Effect.

         3.2 Capitalization. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share. As of December 31, 2002, (i) 6,057,057 shares of Common Stock were issued and outstanding, (ii) 252,130 shares of Common Stock were issued and held in the treasury of the Company, (iii) no shares of preferred stock were issued and outstanding, (iv) 226,305, 1,300,000 and 250,000 shares of Common Stock were reserved for issuance upon exercise of Company Options under the Company 1994 Plan, the Company 1997 Plan and the Company 2000 Plan, respectively, and (v) 300,000 shares of Common Stock were reserved for issuance pursuant to the Company ESPP. All the outstanding shares of the Company's capital stock are, and all shares of Common Stock which may be issued pursuant to the exercise of outstanding Company Options shall be, when issued in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and nonassessable.

         3.3 Authorization, Validity of Agreement, Company Action. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Warrant, to perform its obligations under this Agreement, and to consummate the Transactions. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations thereunder and the consummation by the Company of the Transactions, have been duly authorized by the Company's board of directors and no other corporate action on the part of the Company or its shareholders is necessary to authorize the execution and delivery by the Company of this Agreement or the consummation by it of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Investor, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

         3.4 Consents and Approvals, No Violations. Except for the filings, permits, authorizations, consents, notices, and approvals as may be required under, and other applicable requirements of, the Exchange Act, state


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securities or blue sky laws, none of the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the Transactions or compliance by the Company with any of the provisions of this Agreement shall (a) conflict with or result in any breach of any provision of the articles of incorporation, the by-laws or similar organizational documents of the Company or any of its Subsidiaries, (b) require any material filing with, or permit, authorization, consent or approval of, any Governmental Entity, (c) result in a material violation or breach of, or constitute (with or without due notice or the passage of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or loss of any rights) under, any of the terms, conditions or provisions of any Company Agreement, (d) violate any order, writ, injunction, decree, or any material statute, rule or regulation applicable to the Company, any Company Subsidiary or any of their material properties or assets or (e) create, result in the creation of or otherwise give rise to any right of any Person pursuant to Chapter 25 of the PBCL including, without limitation, Subchapters (E) through (J) thereof.

         3.5 Valid Issuance. The Common Shares that are being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions set forth herein and under applicable federal and state securities laws.

         3.6 Offering. Subject in part to the truth and accuracy of the Investor's representations set forth in Section 4 hereof, the offer, sale and issuance of the Common Shares as contemplated hereby are exempt from the registration requirements of the Securities Act, and the qualification or registration requirements of the applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf shall take any action hereafter that would cause the loss of such exemptions.

         3.7 Reports and Financial Statements.

                  (a) The Company has filed with the SEC the Company SEC Documents. As of their respective dates (or, if amended or superseded, as of the date of the last such amendment or superseding report filed prior to the date hereof), the Company SEC Documents, including any financial statements or schedules included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The Chief Executive Officer and the Chief Financial Officer of the Company have signed, and the Company has furnished to the SEC, all certifications required by Section 906 of the Sarbanes-Oxley Act of 2002; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of it officers has received notice from any Governmental Entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications. None of the Company's Subsidiaries is required to file any forms, reports or other documents with the SEC.

                  (b) Each of the Financial Statements has been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries. The Financial Statements complied, as of their respective dates, in all material respects with applicable accounting requirements and

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published rules and regulations of the SEC. The Financial Statements have been prepared in accordance with GAAP, applied on a consistent basis (except as may be indicated in the notes thereto and subject, in the case of interim condensed consolidated financial statements, to normal, recurring and year-end adjustments which were not and are not expected to be material in amount and the absence of certain notes) and fairly present in all material respects as of their respective dates (i) the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and (ii) the consolidated results of operations, changes in shareholders' equity and cash flows of the Company and its Subsidiaries for the periods presented therein (except as may be indicated in the notes thereto and subject, in the case of interim condensed consolidated financial statements, to normal, recurring and year-end adjustments which were not and are not expected to be material in amount and the absence of certain notes).

         3.8 No Undisclosed Liabilities. Except (a) as disclosed in the Financial Statements, (b) for liabilities disclosed in the Company SEC Documents, and (c) for liabilities and obligations incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date, neither the Company nor any of its Subsidiaries has any liability or obligation of any nature, whether or not accrued, contingent or otherwise that would be required by GAAP to be disclosed on a consolidated balance sheet of the Company or in the notes thereto and which, individually or in the aggregate, has had or is reasonably likely to have a Company Material Adverse Effect. The Company has not created any entities or entered into any transactions or created any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, for the purpose of avoiding disclosure required by GAAP.

         3.9 Absence of Certain Changes; Conduct of Business. Since the Balance Sheet Date, (a) no event or development has occurred which has had, or could reasonably be expected to have, a Company Material Adverse Effect, and (b) the business and operations of the Company and each of its Subsidiaries have been conducted in the ordinary course consistent with past practice.

         3.10 Litigation. Except as disclosed in the Company SEC Documents, there is no Action or Proceeding by or before any Governmental Entity or, to the knowledge of the Company and its Subsidiaries, threatened against or involving the Company or any of its Subsidiaries which either (i) is reasonably likely to result in material damages to or any material injunctive relief against the Company or its Subsidiaries or (ii) questions or challenges the validity of this Agreement, the Transactions or any action taken or to be taken by the Company or any of its Subsidiaries pursuant hereto or in connection with the Transactions. Neither the Company nor any of its Subsidiaries is in default under or in violation of, nor to the knowledge of the Company and its Subsidiaries is there any valid basis for any claim of default under or violation of, any Company Agreement, except as would not otherwise have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is subject to any judgment, order or decree that materially restricts its business practices or its ability to acquire any property or conduct its business as currently conducted.

         3.11 Employee Benefit Plans. No Action or Proceeding is currently pending or, to the Company's knowledge, threatened in writing against or with respect to any such Company Benefit Plan (other than routine benefits claims) and there is no pending audit or inquiry by the Internal Revenue Service or United States Department of Labor with respect to any Company Benefit Plan. To the knowledge of Company or any of its Subsidiaries, there exists no condition or set of circumstances that could subject the Company or any of its

Subsidiaries to any liability relating in any way to any Company Benefit Plan, except as would not otherwise have a Company Material Adverse Effect.

         3.12 Tax Matters. The Company and each of its Subsidiaries have duly filed all Tax Returns that are required to be filed, and have duly paid or caused to be duly paid in full all Taxes reflected on such Tax Returns. All such Tax Returns are correct and complete in all material respects and accurately reflect all liability for Taxes for the periods covered thereby. All material unpaid Taxes owed by the Company and all of its Subsidiaries relating to periods or portions of periods through the Balance Sheet Date (whether or not shown on any Tax Return) are reflected on the Financial Statements. Since the Balance Sheet Date, the Company and its Subsidiaries have not incurred any liability for any Taxes other than in the ordinary course of business. Neither the Company nor any of its Subsidiaries has received written notice of any claim made by an authority in a jurisdiction where the Company or such Subsidiary, as the case may be, does not file Tax Returns, that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.

         3.13 Title to Properties; Encumbrances. Each of the Company and each of its Subsidiaries has good, valid and marketable title to all the material properties and assets which it purports to own (real, personal and mixed, tangible and intangible) and which are reflected in the Balance Sheet, and all the material properties and assets purchased by the Company and its Subsidiaries since the Balance Sheet Date, in each case free and clear of all mortgages, title defects or objections, liens, claims, charges, security interests or other encumbrances of any nature whatsoever including, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements, except, with respect to all such properties and assets: (a) liens shown on the Balance Sheet as securing specified liabilities or obligations, with respect to which no default exists; (b) minor imperfections of title, if any, none of which are substantial in amount, materially detract from the value or impair the use of the property subject thereto, or impair the operations of the Company or any of its Subsidiaries and which have arisen only in the ordinary course of business and consistent with past practice since the date of the Balance Sheet; and (c) liens for current Taxes not yet due (collectively, "Permitted Liens"). The rights, properties and other assets presently owned, leased or licensed by the Company and its Subsidiaries include all rights, properties and other assets necessary to permit the Company and its Subsidiaries to conduct their businesses in all material respects in the same manner as their businesses have been conducted prior to the date hereof.

         3.14 Intellectual Property.

                  (a) Ownership; Sufficiency of IP Assets. The Company or one of its Subsidiaries owns or possesses adequate licenses or other rights to use, free and clear of liens (other than Permitted Liens), all of Intellectual Property used in, and material to, its respective businesses. The Company Intellectual Property, together with rights under the licenses granted to the Company and/or its Subsidiaries with respect to any Intellectual Property of any Person (other than the Company or its Subsidiaries), constitutes all the Intellectual Property rights used in the operation of the Company's and its Subsidiaries' businesses as they are currently conducted and are all the Intellectual Property rights necessary to operate such businesses after the Closing in substantially the same manner as such businesses have been operated by the Company and its Subsidiaries prior thereto. The Company has taken reasonable steps to protect the Company Intellectual Property.

                  (b) Infringement.

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                           (i) By the Company. To the knowledge of the Company
and its Subsidiaries, none of the Intellectual Property used by the Company or its Subsidiaries in the conduct of the Company's or its Subsidiaries' businesses as currently conducted, infringes upon, violates or constitutes the unauthorized use of any valid and enforceable rights owned or controlled by any Person (other than the Company or its Subsidiaries). No Action or Proceeding to which the Company is a party is now pending and, to the knowledge of the Company and its Subsidiaries, no notice or claim in writing has been received by the Company or any of its Subsidiaries within the one (1) year prior to the date hereof (A) alleging that the Company or any of its Subsidiaries has engaged in any activity or conduct that infringes upon, violates or constitutes the unauthorized use of the Intellectual Property rights of any Person (other than the Company or its subsidiaries) or (B) challenging the ownership, use, validity or enforceability of any Intellectual Property owned by or exclusively licensed to or by the Company.

                           (ii) By Third Parties. To the knowledge of the
Company and its Subsidiaries, no Person is misappropriating, infringing or violating any Company Intellectual Property, and no such claims have been brought against any Person by the Company or any of its Subsidiaries.

         3.15 Employment Matters. The Company and each of its Subsidiaries are in compliance in all material respects with all currently applicable laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and is not engaged in any unfair labor practice. There is no controversy pending or, to the knowledge of the Company and its Subsidiaries, threatened, between the Company or any of its Subsidiaries, on the one hand, and any of their respective employees, on the other hand, which controversies have resulted, or could reasonably be expected to result, in an Action or Proceeding before any Governmental Entity in which an adverse decision would result in a Company Material Adverse Effect. To the knowledge of the Company and its Subsidiaries, no officer or key employee of the Company is in violation of any material term of any employment contract, patent disclosure agreement, noncompetition agreement, or any restrictive covenant to a former employer relating to the right of any such employee to be employed by the Company or a Subsidiary of the Company because of the nature of the business conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others.

         3.16 Compliance with Laws. The Company and each of its Subsidiaries are in compliance in all material respects with, and have not violated in any material respect any applicable law, rule or regulation of any United States federal, state, local, or foreign Governmental Entity applicable to the Company or any of its Subsidiaries, except as would not otherwise have a Company Material Adverse Effect. No written notice has been received by the Company or any of its Subsidiaries or has been filed, commenced or, to the knowledge of the Company and its Subsidiaries, threatened against the Company or any of its Subsidiaries alleging any such violation. All licenses, permits and approvals required under such laws, rules and regulations are in full force and effect except where the failure to be in full force and effect would not reasonably be expected to result in a Company Material Adverse Effect.

         3.17 Certain Corporate Matters.

                  (a) PBCL Approval. The action taken by the Company's board of directors constitutes approval of the Transactions by the Company's board of directors under the provisions of Section 2538 of the PBCL such that Section 2538 of the PBCL does not apply to this Agreement or the Transactions, and such approval has not been amended, rescinded or modified. No other state takeover, antitakeover, moratorium, fair price, interested shareholder, business combination or similar statute or rule is applicable to the Transactions. If any state takeover statute other than Section 2538 of the PBCL becomes or is deemed to become applicable to this Agreement or the Transactions, the Company shall (and shall cause each of its applicable Subsidiaries to) take all reasonable action necessary to render such statute inapplicable to all of the foregoing. Further, the provisions of subchapter (E) and (F) of Chapter 25 of the PBCL are not applicable to this Agreement or the Transactions.

                  (b) Absence of Questionable Payments. Neither the Company nor any of its Subsidiaries nor to the Company's knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has used any corporate or other funds for any unlawful contribution, payment, gift, or entertainment, or made any unlawful expenditure relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any current director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries, has accepted or received any unlawful contribution, payment, gift or expenditure. The Company and each of its Subsidiaries which is required to file reports pursuant to
Section 12 or 15(d) of the Exchange Act is in compliance in all material respects with the provisions of Section 13(b) of the Exchange Act.

                  (c) Insider Interests. Except as disclosed in Company SEC Reports, to the Company's knowledge, no executive officer or director of the Company or any of its Subsidiaries has any material interest in any material property, real or personal, tangible or intangible, including any Intellectual Property used in or pertaining to the business of the Company or any of its Subsidiaries.

         3.18 Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the Transactions.

                                   SECTION 4:
            Representations, Warranties and Covenants of the Investor

         The Investor hereby represents and warrants to the Company that:

         4.1 Organization. The Investor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

         4.2 Share Ownership. Immediately prior to the consummation of the Transactions, neither the Investor nor any of its Affiliates owns any shares of capital stock of the Company.

         4.3 Authorization; Validity of Agreement; Investor Action. The Investor has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement and to consummate the Transactions including the purchase of the Common Shares hereunder. The execution and delivery of this Agreement by the Investor and the performance by the Investor of its obligations under this Agreement and the consummation by the Investor of the Transactions have been duly authorized by the Investor's board of directors and no other corporate action on the part of the Investor or its shareholders is necessary to authorize the execution and delivery by the Investor of this Agreement or the consummation by it of the Transactions. This Agreement has been duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery by the Company, constitutes a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and
(b) as limited by equitable principles generally.

         4.4 Investment Experience. The Investor is an "accredited investor" as defined in Rule 501(A) under the Securities Act.

         4.5 Investment Intent. The Investor is purchasing the Common Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. The Investor understands that its acquisition of the Common Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of such Investor's investment intent as expressed herein. The Investor shall not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Common Shares, except in compliance with the terms of this Agreement and the registration requirements of the Securities Act, and the rules and regulations promulgated thereunder, or an exemption thereunder.

         4.6 Opportunity to Obtain Information. The Investor has had an opportunity to ask questions of and receive answers from the Company or a person acting on behalf of the Company concerning the terms and conditions of the Transactions and the business, properties and financial condition of the Company and has received and considered all information it deems relevant to make an informed investment decision.

         4.7 Registration or Exemption Requirements. The Investor acknowledges and agrees that the Common Shares may not be resold, transferred, pledged or hypothecated (i) except in a transaction registered under the Securities Act or
(ii) unless an exemption from such registration is available and, if the Company so requests in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt; provided, however, that an opinion of counsel shall not be required upon the transfer by the Investor of any securities to its Affiliates if such Affiliate is an "accredited investor" as defined in Rule 501(A) under the Securities Act and such Affiliate agrees to be bound by this Agreement. The Investor understands that the certificate(s) evidencing the Common Shares shall be imprinted with the legend set forth in Section 2.2(a) above.

         4.8 No Legal, Tax or Investment Advice. The Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase of the Common Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Common Shares.

         4.9 Investor Information. The information to be supplied by or on behalf of the Investor for inclusion or incorporation by reference in the Registration Statement to be filed by the Company, or to be supplied by or on behalf of the Investor for inclusion in any filing pursuant to Rule 165 under the Securities Act or Rule 14a-12 under the Exchange Act (each a "Regulation M-A Filing") or on Form 8-K, shall not at the time the Registration Statement, such Regulation M-A Filing or the Form 8-K is filed with the SEC, at any time it is amended or supplemented, or at the time the Registration Statement is declared effective by the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time after the Registration Statement has become effective, any fact or event relating to the Investor or any of its Affiliates is discovered by the Investor or occurs which should be set forth in an amendment or supplement to the Registration Statement or prospectus included therein, the Investor shall promptly inform the Company of such fact or event.

         4.10 Brokers or Finders. No agent, broker, investment banker, financial advisor or other firm or Person is or shall be entitled to any brokers' or finder's fee or any other commission or similar fee in connection with any of the Transactions.

                                   SECTION 5:
                      Conditions to Closing of the Investor

         5.1 Conditions to Investor's Obligations at the Closing. The obligation of the Investor to purchase the Common Shares at the Closing under this Agreement is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived in whole or in part by the
Investor:

                  (a) Representations and Warranties True. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all respects as of the date hereof and at and as of the Closing with the same force and effect as if they had been made on and as of said date (other than representations and warranties made specifically with reference to a particular date, which shall have been true and correct in all respects as of such date), except in each case, or in the aggregate, where the failure to be true and correct (disregarding any additional materiality "baskets" contained therein) does not constitute a Company Material Adverse Effect.

                  (b) Covenants. Each covenant, agreement and condition contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

                  (c) Compliance with Laws. The purchase of the Common Shares by the Investor shall be legally permitted by all laws and regulations to which the Investor or the Company is subject including, without limitation, the NASD Rules.

                  (d) Board of Directors Designees. The Company's board of directors (which shall have eight authorized directors as of the Closing) shall have appointed, effective as of the Closing, the KPCB Designees identified in
Section 7.4 hereof as member(s) of the Company's board of directors, and such appointments shall be in full force and effect and shall not have been amended, modified or rescinded, either directly or indirectly.

                  (e) Opinion of the Company's Counsel. The Investor shall have received from Cohen & Grigsby, P.C., counsel to the Company, an opinion letter addressed to the Investor in the form attached hereto as Exhibit A, dated as of the Closing Date.

                                   SECTION 6:
                      Conditions to closing of THE Company

         6.1 Conditions to the Company's Obligations at the Closing. The Company's obligation to sell and issue the Common Shares at the Closing under this Agreement is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived in whole or in part by the
Company:

                  (a) Representations and Warranties True. The representations and warranties made by the Investor in Section 4 hereof shall be true and correct in all material respects (disregarding any additional materiality "baskets" contained therein) at and as of the Closing with the same force and effect as if they had been made on and as of the same date (other than representations and warranties made specifically with reference to a particular date, which shall have been true and correct in all material respects as of such date).

                  (b) Covenants. Each covenant, agreement and condition contained in this Agreement to be performed by the Investor on or prior to the Closing shall have been performed or complied with in all material respects.

                  (c) Compliance with all Laws. At the Closing, the purchase of the Common Shares by the Investor shall be legally permitted by all laws and regulations to which the Investor or the Company is subject including, without limitation, the NASD Rules.

                                   SECTION 7:
                            Covenants of the Company

         7.1 Registration Rights.

                  (a) Shelf Registration. The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event no later than ten (10) business days following the date that Asera Financial Statements are filed on Form 8-K by the Company with the SEC, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investor of the Registrable Securities. The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as practicable thereafter and to keep such Registration Statement continuously effective under the Securities Act until the earlier of (A) the date that is the later of (1) the second anniversary of the Closing Date and (2) the date that neither the Investor nor any of its Affiliates is an Affiliate of the Company, (B) such date as all unsold securities registered on such Registration Statement may be sold in a single three-month period in accordance with Rule 144 under the Securities Act or (C) such date as all securities registered on such Registration Statement have been resold (the earlier to occur of (A), (B) and (C) is the "Effectiveness Termination Date"). At the time the Registration Statement is declared effective, the Investor shall be named as a selling securityholder in the Registration Statement and the related prospectus in such a manner as to permit such Investor to deliver such prospectus to purchasers of registered securities in accordance with applicable law.

                  (b) Selling Procedure.

                           (i) Following the date that the Registration
Statement is declared effective by the SEC, the Investor shall be permitted, subject to Sections 7.1(b)(ii), 7.1(e) and 7.7 below, to offer and sell the Registrable Securities included thereon in the manner described in such Registration Statement during the period of its effectiveness; provided, however, that the

Investor arranges for delivery of a current prospectus to the transferee of the Registrable Securities.

                           (ii) Notwithstanding the foregoing, or anything
contained in this Agreement to the contrary, the Company may suspend offers and sales of Registrable Securities pursuant to such Registration Statement if in the good faith judgment of the Company's Board of Directors, upon the advice of counsel, (A)(I)(a) such registration would be substantially contrary to the bests interests of the Company because (1) it would materially interfere with a material financing plan or other material transaction or negotiations relating thereto then pending, or (2) it would require the disclosure of any material non-public information prior to the time that such information would otherwise be disclosed or be required to be disclosed, if such early disclosure would be substantially contrary to the best interests of the Company, or (b) such Registration Statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (II) the Board of Directors concludes, as a result, that it is necessary and appropriate to defer the filing of such registration statement at such time, and (B) the Company shall furnish to the Investor a certificate signed by the President or Chief Executive Officer of the Company stating the good faith judgment of the Board of Directors to such effect, then the Company shall have the right to defer such filing only for the period during which such filing would be substantially contrary to the best interests of the Company (a "Suspension"); provided, however, that the aggregate number of days included in such periods of Suspension shall not exceed ninety (90) days in any twelve (12) month period. In the event of any Suspension, the Investor shall discontinue disposition of Registrable Securities covered by the Registration Statement until copies of a supplemented or amended prospectus are distributed to the Investor or until the Investor is advised in writing by the Company that the use of the applicable prospectus may be resumed.

                  (c) Expenses of Registration. All Registration Expenses incurred in connection with the registrations pursuant to Section 7.1(a) shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Investor.

                  (d) Registration Procedures.

                           (i) In the case of a registration, and any
qualification or compliance effected by the Company pursuant to this Section 7.1, the Company shall keep the Investor advised in writing as to the initiation of such registration, qualification and compliance and as to the completion thereof. Subject to Sections 7.1(a), (b)(ii) and (c) above, and until the Effectiveness Termination Date, the Company shall take the following actions:

                                    (A) Prepare and file with the SEC the
Registration Statement in accordance with Section 7.1(a) above;

                                    (B) Furnish to the Investor such reasonable
numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of Registrable Securities owned by it;

                                    (C) Use commercially reasonable efforts to
register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Investor for the purpose of permitting the offers and sales of the securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                                    (D) Notify as soon as reasonably practicable
after the Company becomes aware the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                                    (E) If for any reason it shall be necessary
to amend or supplement the Registration Statement or the prospectus used in connection with such Registration Statement in order to correct any untrue statements, ensure that the Registration Statement is not misleading or otherwise to comply with the Securities Act, as promptly as reasonably practicable, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus as may be necessary to correct such untrue statements, ensure that such Registration Statement is not misleading or to comply with the provisions of the Securities Act, provided, that to the extent that any statements to be corrected relate to any information provided by the Investor, the Company shall not be obligated to amend the Registration Statement until the Company has received such corrected information from the Investor and has had a reasonable opportunity to amend or supplement such Registration Statement or prospectus;

                                    (F) If the Registration Statement ceases to
be effective for any reason at any time prior to the Effectiveness Termination Date (other than because all securities registered thereunder have been resold pursuant thereto), use commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof;

                                    (G) Cause all such Registrable Securities
registered hereunder to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included; and

                                    (H) Provide a transfer agent and registrar
for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

In addition, in the event of any underwritten public offering, the Company shall
(I) enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Investor shall also enter into and perform its obligations under such an agreement, and (II) use its best efforts to furnish, at the request of the Investor, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 7.1, (a) an opinion, dated as of the date the registration statement with respect to such securities becomes effective, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given in an underwritten public offering (and reasonably acceptable to the counsel for the Investor), addressed to the underwriters, if any, and to the Investor, and (b) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants in an underwritten public offering (and reasonably acceptable to the counsel for the Investor), addressed to the underwriters, to the extent such letter is permitted under generally recognized accounting practice.

                           (ii) The Company shall reasonably cooperate with
legal counsel to the Investor, which shall be Brobeck Phleger & Harrison LLP ("Investor Counsel"), in performing the Company's obligations under this Section
7.1 and shall: (A) permit Investor Counsel to review and comment upon any offering pursuant to this Section 7.1 and to review and comment upon (I) the Registration Statement prior to its filing with the SEC and (II) all amendments and supplements thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) prior to their filing with the SEC; and (B) furnish to Investor Counsel, without charge, (1) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (2) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, and (3) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

                  (e) Indemnification.

                           (i) The Company shall indemnify the Investor, its
officers, directors, employees, partners, affiliates, agents, representatives and legal counsel (including Investor Counsel), and each person controlling (or deemed controlling) the Investor within the meaning of the Securities Act, (collectively, the "Investor's Agents") with respect to which registration, qualification or compliance has been effected pursuant to this Section 7.1, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (iii) any violation by the Company of the Securities Act, the Exchange Act or any rule or regulation promulgated thereunder applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse the Investor, and the Investor's Agents, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein or furnished in writing by such Investor to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein.

                           (ii) The Investor shall indemnify the Company, its
officers, directors, employees, affiliates, agents, representatives, legal counsel, independent accountant, and each person controlling the Company within the meaning of the Securities Act (collectively, the "Company's Agents"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like), or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and shall reimburse the Company and the Company's Agents for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statements and any amendments or supplements thereto, notification and the like) in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by the Investor and stated to be specifically for use therein or furnished by the Investor to the Company in response to a request by the Company stating specifically that such information shall be used by the Company therein; provided, however, that the indemnity agreement provided in this Section 7.1(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld, unless such consent is obtained in accordance with subsection (iii) hereof. In no event shall the Investor's indemnification obligation exceed the net proceeds received from its sale of Registrable Securities in such offering.

                           (iii) Each party entitled to indemnification under
this Section 7.1(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7.1(e), but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the written consent of each Indemnified Party (which shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (iv) If the indemnification provided for in this
Section 7.1(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, however, that in no event shall any contribution by an Investor under this Section 7.1(e) exceed the net proceeds from the offering received by such Investor. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                           (v) The obligations of the Company and the Investor
under this Section 7.1 shall survive the completion of any offering of the Registrable Securities in a Registration Statement under this Section 7.1, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and shall survive the transfer of securities.

                  (f) Information by the Investor. As a condition precedent to the obligations of the Company under this Section 7.1, the Investor shall furnish to the Company all such information and materials regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing in connection with any registration, qualification or compliance referred to in this Section 7.1. The Investor will promptly notify the Company in writing of any changes in the information set forth in the Registration Statement after it is prepared regarding the Investor or its plan of distribution to the extent required by applicable law.

                  (g) Inclusion of Additional Securities. The Company may include additional Company securities in any registration pursuant to Section
7.1 hereof for its own account and by other parties in amounts as determined by the Company's Board of Directors, provided that any such inclusion does not (i) reduce the number of Registrable Securities (or other securities of the Investor) which are included in the registration statement filed pursuant to this Section 7.1 or otherwise materially and adversely affect the rights of the Investor hereunder, or (ii) cause Form S-3 to be unavailable under the Securities Act for such registration due to the nature of the additional securities to be so included.

                  (h) Termination of Registration Rights. All rights and obligations provided for in this Section 7.1 (except for in Section 7.1(e), which rights and obligations shall survive) shall terminate on the date on which the Company has no obligation to maintain the effectiveness of the Registration Statement.

         7.2 Reports Under Securities Exchange Act of 1934. With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act ("SEC Rule 144") and any other rule or regulation of the SEC that may at any time permit Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

                  (b) use its best efforts to take such action as is necessary to enable the Investor to utilize Registration Statement for the sale of its Registrable Securities;

                  (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         7.3 Assignment of Rights. The rights to cause the Company to register Registrable Securities pursuant to Section 7.1 may be assigned by the Investor only to its Affiliates. In the event of such assignment, the transferee shall furnish the Company written notice of such assignment and agree in writing to be bound by the obligations of the Investor hereunder.

         7.4 Election of Directors.

                  (a) The Company shall use its best efforts to cause, at the Closing, two (2) persons designated by the Investor (the "KPCB Designees") to be appointed to the board of directors of the Company, who shall initially be Vinod Khosla and a designee to be named by the Investor at a later date, who shall be appointed to the board promptly following his designation by the Investor. For so long as the funds managed or advised by the Investor hold at least 200,000 shares of Common Stock (as adjusted by stock split, reverse stock split, dividend, reorganization, recapitalization or otherwise) purchased by the Investor pursuant to the Transactions, the Company shall use its best efforts to cause the KPCB Designees to be nominated and elected to the board of directors of the Company in any election of directors, and (ii) if either KPCB Designees who has been elected to the board of directors of the Company shall cease for any reason to be a member of the board of directors of the Company during such person's term as a director, then the Company shall use its best efforts, subject to applicable laws and regulations, to cause such vacancy to be filled by a replacement designated by the Investor, and such designee shall be a KPCB Designee for purposes of this Agreement.

                  (b) In addition to the foregoing, as soon as reasonably practicable following the Closing, the Company shall cause a third individual to be appointed to the Company's board of directors who shall be mutually acceptable to the Investor and the other members of the Company's board of directors.

         7.5 Nasdaq Listing. The Company shall file a listing application with Nasdaq for the Registrable Securities held by the Investor and use its best efforts to maintain the listing of its Common Stock on Nasdaq (or a comparable system then in use) or the New York Stock Exchange or other national exchange for a period of not less than three years from the date of issuance.

         7.6 D&O Insurance. Promptly following the date hereof and prior to the Appointment Time, the Company shall take all reasonable actions required to cause the directors appointed or elected to the Company's board of directors pursuant to Section 7.4 to be fully covered by the Company's existing directors' and officers' liability insurance, to the same extent as the Company's directors as of the date hereof, effective automatically as of the Appointment Time and without further action by any director so appointed or elected.

         7.7 Board of Directors; Committees. As of the Closing Date, the bylaws of the Company shall have been amended in accordance with its terms, to provide the following:

                  (a) The board of directors shall have eight (8) members.

                  (b) The board of directors shall have an audit committee, the composition and duties of which shall be in compliance with all applicable federal and state securities laws and NASD Rules, and which shall consist of three (3) members of the board of directors.

                  (c) The board of directors shall have a compensation committee, the composition and duties of which shall be in compliance with all applicable federal and state securities laws and NASD Rules, and which shall consist of three (3) members of the board of directors. The duties of the compensation committee shall include (i) authorizing the compensation of any executive officer, (ii) setting number of shares reserved under the Company's option pool, and (iii) setting employee compensation guidelines.

         7.8 Indemnification.

                  (a) Subject to Section 7.8(b) hereof, the Company agrees to indemnify and hold harmless the Investor and its officers, directors, shareholders, employees, agents and counsel (collectively, the "Investor Indemnitees"), against any claims, Actions or Proceedings and for any expenses, damages, liabilities or losses (joint or several) arising out of such claims, Actions or Proceedings, to which the Investor Indemnitee may become subject under the Securities Act, the Exchange Act and any rules or regulations promulgated thereunder, the NASD Rules, or any state law or regulation, or common law, arising out of, related to or in any way attributable to any breach of any representation, warranty, agreement or covenant of the Company contained herein. Upon written request, the Company agrees to reimburse the Investor Indemnitees for any legal or other expenses reasonably incurred in connection with investigating or defending any such claims, Actions or Proceedings, as such expenses or other costs are incurred. The Investor Indemnitees may select their own counsel. The foregoing indemnity shall extend upon the same terms and conditions to, and shall inure to the benefit of, each Person, if any, who controls any Investor Indemnitee within the meaning of the Securities Act or the Exchange Act. This indemnity shall be in addition to any obligations that the Company may otherwise have with respect to the Investor, including, without limitation, any obligations to the Investor or its representatives in their individual capacities as directors of the Company.

                  (b) The liability of the Company pursuant to this Section 7.8(a) shall be limited to an aggregate of the aggregate purchase price payable by the Investor hereunder plus all expenses incurred by the Investor Indemnitees in connection with such claim, Action, or Proceeding; provided, however, that the foregoing limitation shall not apply to any claims, Actions or Proceedings (or expenses, damages, liabilities or losses relating thereto) relating to a breach by the Company of the representations and warranties set forth in Sections 3.4(e) and 3.17(a) hereof.

         7.9 Reasonable Efforts; Notification; Representations. Subject to the other terms and conditions of this Agreement, each of the parties to this Agreement shall use reasonable efforts to take promptly, or cause to be taken, all actions, and to do promptly, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the Transactions contemplated by this Agreement. Each party to this Agreement shall give prompt notice to each other party to this Agreement upon becoming aware that any representation or warranty made by such party in this Agreement has become untrue or inaccurate or that such party has failed to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by such party under this Agreement, in each case such that the conditions set forth in Section 5.1 or Section 6.1, as the case may be, would not be satisfied. No party to this Agreement shall take any action that would cause any representation or warranty made by such party in this Agreement to be untrue if made at Closing.

         7.10 Standstill. For the period commencing on the Closing and ending on the Standstill Termination Date, the Investor hereby covenants and agrees that neither the Investor nor its Affiliates shall, directly or indirectly, acquire any shares, or rights to acquire shares, of capital stock of the Company (except by way of stock split, stock dividends or other distributions made available to all holders of Common Stock) except in connection with the transactions contemplated by the Ancillary Agreements.

         7.11 Termination. The covenants of the Company set forth in this
Section 7 (other than the covenants in Sections 7.1 (Registration Rights), 7.4 (Election of Directors), 7.6 (D&O Insurance) and 7.9 (Reasonable Efforts) and the covenants which terminate earlier as specifically set forth in such covenant) shall terminate on the earlier to occur of (a) the third anniversary of the Closing Date, and (b) the date on which the Investor and its respective Affiliates beneficially own less than five percent (5%) of the then outstanding shares of Common Stock.

                                   SECTION 8:
                                   Termination

         8.1 Termination Events. Without prejudice to other remedies which may be available to the parties by law or this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

                  (a) Mutually, by the written consent of the Company and the Investor; or

                  (b) By either the Company or the Investor by giving written notice to the other party or parties if any Governmental Entity shall have issued an injunction or other ruling prohibiting the consummation of any of the transactions contemplated by this Agreement and such injunction or other ruling shall not be subject to appeal or shall have become final and unappealable.

         8.2 Effect of Termination. In the event of any termination of this Agreement pursuant to Section 8.1, all rights and obligations of the parties hereunder shall terminate without any liability on the part of any party or its Subsidiaries and Affiliates in respect thereof; provided, however, that such termination shall not relieve the Company or the Investor of any liability for any breach of this Agreement.

                                   SECTION 9:
                                  Miscellaneous

         9.1 Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Investor.

         9.2 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

         9.3 Waiver of Jury Trial; Trial Costs. Each of the Company, for itself and its Affiliates, and Investor hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the Company and the Investor or their respective Affiliates pursuant hereto in the negotiation, administration, performance or enforcement thereof. The party in whose favor a final judgment is rendered shall be entitled to reasonable costs and reasonable attorneys' fees.

         9.4 Survival. Notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Investor herein shall survive the execution hereof, the delivery to the Investor of the Shares being purchased and the payment therefor and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor, its counsel or the Company, as the case may be, but shall terminate on the date which is 60 days after the filing of the Company's Annual Report on Form 10-K for the year ended March 30, 2003 with the SEC. All covenants made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

         9.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Neither the Company nor the Investor may assign, except as expressly contemplated herein, any rights, obligations or benefits under this Agreement without the prior written consent of the other party.

         9.6 Entire Agreement. This Agreement, with the Warrant and the other documents appended hereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         9.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed:

                If to the Company:      SEEC, Inc.
                                        Park West One, Ste. 200
                                        Cliff Mine Road
                                        Pittsburgh, PA  15275
                                        Facsimile:     412.893.0415
                                        Attention:     Chief Executive Officer

                With a copy to:         Cohen & Grigsby, P.C.
                                        11 Stanwix St., 15th Floor
                                        Pittsburgh, PA  15222
                                        Facsimile:     412.209.0672
                                        Attention:     Daniel L. Wessels

                If to the Investor:     KPCB Holdings, Inc.
                                        c/o Kleiner Perkins Caufield & Byers
                                        2750 Sand Hill Road
                                        Menlo Park, CA  94025
                                        Facsimile:     650.233.0378
                                        Attention:     John A. Denniston
                                                       Chief Operating Officer

                With a copy to:         Brobeck, Phleger & Harrison LLP
                                        One Market - Spear Tower
                                        San Francisco, CA  94105
                                        Facsimile:     415.442.1010
                                        Attention:     Ronald B. Moskovitz

         All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or
(i) in the case of notices and communications sent by personal delivery or telecopy, one Business Day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number,
(ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second Business Day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

         9.8 Interpretation. When a reference is made in this Agreement to Exhibits or Schedules, such reference shall be to an Exhibit or Schedule to this Agreement unless otherwise indicated. The words "include," "includes" and "including" when used in this Agreement shall be deemed in each case to be followed by the words "without limitation." The phrase "provided to," "furnished to," and terms of similar import in this Agreement shall mean that a paper copy of the information referred to has been furnished to the party to whom such information is to be provided. In this Agreement, the phrases "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to January 8, 2003. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         9.9 Severability of this Agreement. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid, legal, and enforceable under all applicable laws and regulations. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

         9.10 Counterparts. This Agreement may be executed in any number of counterparts, including counterparts transmitted by facsimile or electronic transmission, each of which shall be an original, but all of which together shall constitute one instrument.

         9.11 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9.12 Public Announcements. Except as may be required by law or regulation, the Company shall not use the name of, or make reference to, the Investor or its Affiliates in any press release or in any public manner (including any reports or filings made by the Company under the Exchange Act) without the Investor's prior written consent which consent shall not be unreasonably withheld. The initial press release with respect to the execution of this Agreement shall be approved by the Company and the Investor. Thereafter, so long as this Agreement is in effect, the Company and the Investor shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the Transactions without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that the Company, on the one hand, and the Investor, on the other hand, may, without the prior consent of the other party, issue a press release or make such public statement as may, upon the advice of counsel, be required by law if it has used all reasonable efforts to consult with the other party.

         9.13 Expenses. Each of the parties hereto shall bear its own expenses incurred with respect to this Agreement and the Transactions; provided, however, that, at the Closing, the Company shall reimburse the reasonable fees and expenses of Brobeck, Phleger & Harrison LLP, counsel to the Investor, not to exceed $30,000 promptly following delivery of an invoice therefor.

                      (This space intentionally left blank)

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"COMPANY"                                       "INVESTOR"

SEEC, INC., a Delaware corporation              KPCB HOLDINGS, INC., a Delaware
                                                corporation, as nominee


By:      /s/ Ravindra Koka                      By:      /s/ John A. Denniston
         -----------------                               ----------------------
Name:    Ravindra Koka                          Name:    John A. Denniston
Title:   President and CEO                      Title:   President